UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 4, 2005

                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   1-08533               13-2632319
--------------------------------   ------------        ---------------------
(State or other jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)        Identification Number)



                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2005, DRS Technologies, Inc. announced financial results for the first quarter of fiscal 2006 ended June 30, 2005. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The press release includes the non-GAAP financial measures "EBITDA" and "free cash flow." We reference these non-GAAP financial measures frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. We define EBITDA as net earnings from continuing operations before net interest and related expenses (primarily amortization of debt issuance costs), income taxes, depreciation and amortization. EBITDA is presented as additional information because we believe it to be a useful indicator of an entity's debt capacity and its ability to service its debt. EBITDA is not a substitute for operating income, net earnings or cash flows provided by operating activities of continuing operations, as determined in accordance with generally accepted accounting principles (GAAP). EBITDA is not a complete cash flow measure because EBITDA is a measure of liquidity that does not include reductions for cash payments for an entity's obligation to service its debt, fund its working capital, business acquisitions and capital expenditures, pay its income taxes and fund its discontinued operations. Rather, EBITDA is one potential indicator of an entity's ability to fund these cash requirements. EBITDA also is not a complete measure of an entity's profitability because it does not include costs and expenses for depreciation and amortization, interest and related expenses, income taxes and the results of operations of discontinued operations. We disclose free cash flow because we believe that it is a measurement of cash flow generated that is available for investing and financing activities. Free cash flow is defined as net cash provided by operating activities of continuing operations less capital expenditures. We believe that the most directly comparable GAAP financial measure to free cash flow is net cash provided by operating activities from continuing operations. Free cash flow represents cash generated after paying for interest on borrowings, income taxes, capital expenditures and changes in working capital, but before repaying outstanding debt, investing cash to acquire businesses, make other strategic investments and fund discontinued operations. Thus, key assumptions underlying free cash flow are that the Company will be able to refinance its existing debt when it matures with new debt and that the Company will be able to finance any new acquisitions it makes by raising new debt or equity capital.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

     The following press release is included as an exhibit to this report:

Exhibit No.    Description

99.1 DRS Technologies, Inc. Press Release (including financial tables) dated August 4, 2005.


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                             DRS TECHNOLOGIES, INC.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DRS TECHNOLOGIES, INC.
                                  (Registrant)

Date: August 4, 2005           By: /s/ RICHARD A. SCHNEIDER
                                  --------------------------
                                  Richard A. Schneider
                                  Executive Vice President,
                                  Chief Financial Officer


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                               INDEX TO EXHIBITS

Exhibit No.  Description
-----------  -----------
  99.1       DRS Technologies, Inc. Press Release
            (including financial tables) dated August 4, 2005.